Media Relations                                     Consolidated Edison, Inc.
212 460 4111 (24 hours)                             4 Irving Place
                                                    New York, NY  10003
                                                    www.conEdison.com

                                                    News


FOR IMMEDIATE RELEASE:                              Contact:  Michael Clendenin
April 22, 2004                                                     212-460-4111


              CON EDISON, INC. REPORTS 2004 FIRST QUARTER EARNINGS


NEW YORK - Consolidated Edison, Inc. (Con Edison) [NYSE: ED] today reported net income for common stock for the first quarter of 2004 of $155 million or 69 cents a share, compared with earnings of $154 million or 72 cents a share for the first quarter of 2003. The company also declared a quarterly dividend of 56 1/2 cents a share on its common stock payable June 15, 2004 to stockholders of record as of May 12, 2004.

"Con Edison's performance for the first quarter represents a solid start for the year," said Eugene R. McGrath, chairman and chief executive officer. "The continuing economic recovery, coupled with anticipated new rates for Con Edison of New York's electric, gas and steam businesses, will further enhance the financial strength of the company."

The following table represents an analysis of the major factors affecting basic earnings per share for the first quarter of 2004 compared with 2003:

                                                                Earnings per
                                                                Share Variation
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
Con Edison of New York:
  Revenue:
  --------
  Impact of weather in 2004 on net revenues versus
     2003 (estimated)                                              $(0.02)
  Sales growth, normalized for weather (estimated)                   0.03
  Regulatory accounting                                              0.04
  Expense:
  --------
  Lower operation and maintenance expense, principally corporate     0.01
  Increased pension & other post-retirement benefit costs           (0.01)
  Higher depreciation and property tax expense                      (0.03)
  Other                                                              0.01
  -----                                                              ----
Total Con Edison of New York                                         0.03
                                                                     ----

Orange and Rockland Utilities                                       (0.01)
Unregulated subsidiaries and parent company                         (0.05)
------------------------------------------------------------------------------
Total earnings per share variation                                 $(0.03)
------------------------------------------------------------------------------

The earnings per share variations shown above reflect the dilutive effect of a higher weighted average number of common shares outstanding in the 2004 period (226 million shares) than in the 2003 period (214 million shares).

For Con Edison of New York, net revenues reflect 6 percent fewer heating degree days in the electric, gas and steam billing cycles in the first quarter of 2004 as compared with the 2003 period. Delivery volumes adjusted for weather and billing days more than offset the effect of the weather, with increases of 1.7 percent for electric, 0.9 percent for firm gas and 1.0 percent for steam.

                                    - more -

Con Edison Reports First Quarter Earnings                               page 2


Con Edison of New York's earnings variances reflect two significant factors. In 2003, provision was made for a refund to customers of electric earnings in excess of a targeted return, while there was no such provision in 2004. Higher depreciation and property taxes in 2004 reflect large continuing capital investment in energy delivery infrastructure.

Regulated utility construction expenditures for 2004 are estimated at $1.2 billion, the same level as 2003. A number of large construction projects are scheduled for completion this year, including three major substations that will be on line this summer to meet demand growth. While not entirely covered under current rate plans, the company expects Con Edison of New York's construction program to be fully reflected in rates to be set through its current gas and steam rate proceedings and its upcoming electric proceeding. Capital expenditures for Orange and Rockland were addressed in its 2003 rate proceedings.

The performance of the unregulated subsidiaries and parent in the first quarter of 2004 compared with the 2003 period reflects lower gross margins on electric sales and higher interest expense.

For the full year 2004, the company confirms its previous forecast of earnings in the range of $2.60 to $2.80 per share.

Con Edison has filed "shelf" Registration Statements on Form S-3 with the Securities and Exchange Commission covering $925 million of securities, including debt, preferred stock and common stock. In addition, Con Edison of New York and Orange and Rockland have filed registration statements covering $825 million and $200 million of their debt securities, respectively. The form and amount of securities to be issued by each of the companies will be determined as the companies continue to review their financing plans. The earnings forecast shown above does not reflect dilution from any common stock that may be issued in addition to ongoing issuances under the dividend reinvestment and employee stock plans.

Refer to the attachments to this press release for the condensed consolidated balance sheets at March 31, 2004 and December 31, 2003 and the consolidated income statements for the three months ended March 31, 2004 and 2003.

The press release contains forward-looking statements of future expectations. Actual results might differ materially from those projected because of factors such as those identified in reports the company has filed with the Securities and Exchange Commission.

Consolidated Edison, Inc. (NYSE: ED) is one of the nation's largest investor-owned energy companies, with $10 billion in annual revenues and approximately $21 billion in assets. The company provides a wide range of energy-related products and services to its customers through the following six subsidiaries: Consolidated Edison Company of New York, Inc., a regulated utility providing electric, gas, and steam service in New York City and Westchester County, New York; Orange and Rockland Utilities, Inc., a regulated utility serving customers in a 1,350 square mile area in southeastern New York state and adjacent sections of northern New Jersey and northeastern Pennsylvania; Con Edison Solutions, a retail energy services company; Con Edison Energy, a wholesale energy supply company; Con Edison Development, an infrastructure development company; and Con Edison Communications, a telecommunications infrastructure company and service provider.


                                      # # #

                                                                Attachment A
                                                                Page 1 of 2


                        Consolidated Edison, Inc.

                  CONSOLIDATED BALANCE SHEET (Condensed)

                               (UNAUDITED)



                                                                                 March 31, 2004       December 31, 2003
                                                                                --------------        -----------------
                                                                                    (Millions of Dollars)

ASSETS
PLANT, AT ORIGINAL COST
    Utility plant - net                                                           $ 14,487             $ 14,284
    Non-utility plant - net                                                            952                  941
------------------------------------------------------------------------------------------------------------------
NET PLANT                                                                           15,439               15,225
------------------------------------------------------------------------------------------------------------------

CURRENT ASSETS
    Cash and temporary cash investments                                                 74                   67
    Accounts receivable - customers, less allowance for uncollectible accounts         795                  790
    Other receivables, less allowance for uncollectible accounts                       268                  184
    Inventories                                                                        132                  133
    Prepayments                                                                        282                   98
    Other current assets                                                               253                  320
------------------------------------------------------------------------------------------------------------------
TOTAL CURRENT ASSETS                                                                 1,804                1,592
------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------
INVESTMENTS                                                                            250                  248
------------------------------------------------------------------------------------------------------------------

DEFERRED CHARGES, REGULATORY ASSETS AND NONCURRENT ASSETS
    Goodwill                                                                           406                  406
    Intangible assets - net                                                            108                  111
    Prepaid pension costs                                                            1,303                1,257
    Regulatory assets                                                                1,899                1,861
    Other deferred charges and noncurrent assets                                       304                  266
------------------------------------------------------------------------------------------------------------------
TOTAL DEFERRED CHARGES, REGULATORY ASSETS AND NONCURRENT ASSETS                      4,020                3,901
------------------------------------------------------------------------------------------------------------------
TOTAL ASSETS*                                                                     $ 21,513             $ 20,966
------------------------------------------------------------------------------------------------------------------

* Con Edison is continuing to review whether, under FASB's revised Interpretation No. 46, "Consolidation of Variable Interest Entities" (FIN 46R), it will be required to deconsolidate its interest in a 237 MW facility located in Lakewood, New Jersey.

                                                                  Attachment A
                                                                  Page 2 of 2

                   Consolidated Edison, Inc.

             CONSOLIDATED BALANCE SHEET (Condensed)

                          (UNAUDITED)



                                                                       March 31, 2004          December 31, 2003
                                                                       --------------          -----------------
                                                                                  (Millions of Dollars)
CAPITALIZATION AND LIABILITIES
CAPITALIZATION
  Common shareholders' equity                                               $ 6,491                    $ 6,423
  Preferred stock                                                               213                        213
  Long-term debt                                                              6,987                      6,733
------------------------------------------------------------------------------------------------------------------
TOTAL CAPITALIZATION                                                         13,691                     13,369
------------------------------------------------------------------------------------------------------------------

NONCURRENT LIABILITIES
  Provision for injuries and damages                                            202                        194
  Pension and retiree benefits                                                  222                        205
  Superfund and other environmental costs                                       199                        193
  Other noncurrent liabilities including minority interest                      149                        157
------------------------------------------------------------------------------------------------------------------
TOTAL NONCURRENT LIABILITIES                                                    772                        749
------------------------------------------------------------------------------------------------------------------

CURRENT LIABILITIES
  Long-term debt due within one year                                             16                        166
  Notes payable                                                                 394                        159
  Accounts payable                                                              964                        905
  Customer deposits                                                             227                        228
  Other current liabilities                                                     342                        453
------------------------------------------------------------------------------------------------------------------
TOTAL CURRENT LIABILITIES                                                     1,943                      1,911
------------------------------------------------------------------------------------------------------------------


DEFERRED CREDITS AND REGULATORY LIABILITIES
  Deferred income taxes and investment tax credits                            3,317                       3,172
  Regulatory liabilities and other deferred credits                           1,790                       1,765
------------------------------------------------------------------------------------------------------------------
TOTAL DEFERRED CREDITS AND REGULATORY LIABILITIES                             5,107                       4,937
------------------------------------------------------------------------------------------------------------------
TOTAL CAPITALIZATION AND LIABILITIES*                                      $ 21,513                    $ 20,966
------------------------------------------------------------------------------------------------------------------

* See footnote on page 1 of 2 of the Consolidated Balance Sheet.

                            CONSOLIDATED EDISON, INC.              Attachment B
                            -------------------------              Page 1 of 1
                          CONSOLIDATED INCOME STATEMENT
                           -----------------------------
                  FOR THE THREE MONTHS ENDED MARCH 31, 2004 AND 2003
                                   (Unaudited)

                                                          2004            2003
                                                          ----            ----
                                                          (Millions of Dollars)

Operating revenues
     Electric                                          $ 1,539          $ 1,493
     Gas                                                   645              620
     Steam                                                 235              238
     Non-utility                                           266              219
                                                         ------          ------
         Total operating revenues                        2,685            2,570
                                                         ------          ------

Operating expenses
     Purchased power                                       931              865
     Fuel                                                  185              185
     Gas purchased for resale                              400              363
     Other operations and maintenance                      390              389
     Depreciation and amortization                         137              129
     Taxes, other than income tax                          282              284
     Income tax                                            105               98
                                                         ------          ------
         Total operating expenses                        2,430            2,313
                                                         ------          ------

Operating income                                           255              257

Other income (deductions)
     Investment and other income                            12                5
     Allowance for equity funds used during construction     6                2
     Other deductions                                       (3)              (3)
     Income tax                                              2                2
                                                          ------          ------
        Total other income (deductions)                     17                6
                                                          ------          ------

Income before interest expense                             272              263

Interest expense, net of amounts capitalized               114              106
                                                          ------          ------
Income before preferred stock dividends                    158              157
                                                          ------          ------
Preferred stock dividend requirements                        3                3
                                                          ------          ------
Net income for common stock                              $ 155            $ 154
                                                          ======          ======


Earnings per common share - Basic                       $ 0.69           $ 0.72

Earnings per common share - Diluted                     $ 0.68           $ 0.72


Average number of shares outstanding -
Basic (in Millions)                                      226.2            214.2
Average number of shares outstanding -
Diluted (in Millions)                                    227.5            215.1


Consolidated Edison, Inc. utility sales
Electric (thousands of kilowatthours)
     Total energy delivered in service areas        14,698,680       14,506,804
Gas (dekatherms)
      Firm sales and transportation                 57,260,948       59,382,894
Steam (thousands of pounds)                         10,613,568       10,672,089